                                                                    EXHIBIT 10.1

                          NORTHFIELD LABORATORIES INC.

                          RESTRICTED STOCK GRANT LETTER


      Pursuant to terms of the Northfield Laboratories Inc. 2003 Equity Compensation Plan (the "Plan"), this letter will evidence the award by Northfield Laboratories Inc. (the "Company") to _______________ (the "Recipient") of _______________ shares of restricted Common Stock, par value $.01 per share, under the Plan, subject to the terms and conditions set forth in the Plan and this letter (the "Restricted Stock"). The grant date of this award of Restricted Stock is _________________ (the "Grant Date"). All capitalized terms not defined herein have the meanings set forth in the Plan.

      The Restricted Stock and this letter will in all respects be governed by and construed in accordance with the terms and conditions of the Plan, as it is currently in effect and as it may be amended in the future from time to time, which terms and conditions are incorporated herein by reference and made a part of this letter.

      In addition to the terms and conditions of the Plan, the Restricted Stock awarded hereby will be subject to the following terms and conditions:

      1. The following percentages of the Restricted Stock will be deemed to have vested and become non-forfeitable provided that the Recipient continues to be employed by the Company as a officer or employee as of the indicated dates:

                       ANNIVERSARY DATE          PERCENTAGE
                       ----------------          ----------
                                                 50%
                                                 100%

      Upon the Recipient's termination of employment with the Company for any reason, the unvested portion of the Restricted Stock will be forfeited immediately and will revert to the Company.

      2. Notwithstanding the provisions of Section 1, the Restricted Stock will be deemed to have become fully vested upon the occurrence of a change in control of the Company. For purposes of this letter, a "change in control" means a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect as of the date of this letter, promulgated pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to the reporting requirements of the Exchange Act; provided that, without limitation, such a change in control will be deemed to have occurred if:

            (a) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's assets;


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            (b) the stockholders of the Company approve any plan or proposal of liquidation or dissolution of the Company;

            (c) there is consummated any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have, directly or indirectly, at least an 80% ownership interest in the outstanding Common Stock of the surviving corporation immediately after the merger;

            (d) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding voting securities ordinarily having the right to vote for the election of directors; provided that no change in control will be deemed to occur as a result of any acquisition of voting securities directly from the Company (or as a result of the exercise, conversion or exchange of any securities acquired directly from the Company) if the transaction pursuant to which such voting securities or exercisable, convertible or exchangeable securities are issued is approved by vote of at least three-quarters of the directors comprising the Incumbent Board (as defined below); or

            (e) individuals who, as of the date of this letter, constitute the Board of Directors of the Company (the "Board" generally, and as of the date hereof, the "Incumbent Board") cease for any reason to constitute a majority of the Board; provided that any individual becoming a director subsequent to the date of this letter whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board will be, for purposes of this letter, considered as though such individual were a member of the Incumbent Board; provided further that, notwithstanding the foregoing, an individual whose initial assumption of office as a director is in connection with any actual or threatened "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 of Regulation 14A promulgated under the Exchange Act) by any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) other than the Incumbent Board will not be considered as a member of the Incumbent Board for purposes of this Agreement.

      3. As soon as practicable following receipt of this executed letter, the Company will issue on behalf of the Recipient the number of shares of Restricted Stock that the Recipient has been granted. Such Restricted Stock, which will be fully paid and nonassessable upon its issuance, will be represented by a certificate or certificates registered in the name of the Recipient and stamped with an appropriate legend evidencing the nature of the Restricted Stock. The certificates will be held by the Company or such other depository as may be designated by the Company as a depository for safekeeping until the forfeiture restrictions lapse pursuant to the terms of the Plan and this letter. The Recipient will execute such additional documents and forms as the Company may require for these purposes. Subject to the terms and provisions of


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Delaware law, the Recipient will have all the rights of a shareholder upon the issuance of the Restricted Stock, including the right to vote the Restricted Stock and to receive all dividends or other distributions paid or made with respect to the Restricted Stock, provided that the Restricted Stock will be subject to the restrictions set forth in this letter and the Plan.

      4. Until such time as the Restricted Stock has vested, and except by will or the laws of descent and distribution or as otherwise provided in this letter or the Plan, the Restricted Stock held by the Recipient (and any other securities issued in respect of the Restricted Stock) may not be sold, exchanged, assigned, transferred, conveyed, gifted, delivered, encumbered, discounted, pledged, hypothecated, or otherwise disposed of, whether voluntarily, involuntarily, or by operation of law. Upon any such purported transfer, the Company may, in its sole discretion, deem the Restricted Stock to be forfeited by the Recipient to the Company.

      5. Notwithstanding any provision herein to the contrary, the Recipient may not offer, sell or otherwise dispose of any Restricted Stock in a way which would (a) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (b) violate or cause the Company to violate the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder or any other state or federal law.

      6. In the event the Company determines that it is required to withhold federal, state or local taxes in connection with the grant, vesting or disposition of the Restricted Stock, the Recipient or any person succeeding to the rights of the Recipient, as a condition to such grant, vesting or disposition, may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements.

      7. This letter will not be construed to give the Recipient the right to remain in the employ of the Company or to affect the right of the Company to terminate the Recipient's employment at any time with or without cause. The Recipient's right to be granted Restricted Stock hereunder will not entitle the Recipient to, or disqualify the Recipient from, participation in any other benefit plan maintained by the Company.

      8. The Recipient represents and warrants to the Company that the Recipient understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the fair market value of the shares of Restricted Stock as of the date any restrictions on the shares of Restricted Stock lapse. In this context, "restriction" means the restrictions set forth in paragraphs 1 and 4 of this letter. The Recipient understands that the Recipient may elect to be taxed on the Grant Date of the Restricted Stock rather than when and as the shares of Restricted Stock vest by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days after the Grant Date. The form for making this election is attached as Exhibit A hereto. THE RECIPIENT ACKNOWLEDGES THAT IT IS THE RECIPIENT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b).

      9. This letter may be assigned or transferred to, and will be binding upon and will inure to the benefit of, any successor or subsidiary of the Company, and any such successor or subsidiary will be deemed substituted for all purposes for the "Company" under the terms of this letter. As used in this letter, the term "successor" will mean any person, firm, corporation, or business entity which at any time, whether by merger, purchase, or otherwise, acquires all or substantially all of the assets, stock or business of the Company. The Recipient acknowledges that the Company has the right to sell, assign, or otherwise transfer any portion, substantially all or all of the capital stock or assets of the Company and that any such sale, assignment, or transfer will not be deemed to be a termination of the employment of the Recipient. The Recipient acknowledges that the services to be rendered by him to the Company are unique and personal, and the Recipient therefore may not assign any obligations or responsibilities the Recipient has under this letter.

      10. Whenever possible, each provision of this letter will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this letter is determined to be prohibited and invalid in any respect under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions or this letter.

      11. This letter will be governed by and construed under the laws of the State of Delaware without regard to conflicts of laws principles.

      12. This letter may be amended or modified, or any right or condition hereunder waived, only by instrument signed by the party against whom such amendment, modification or waiver is sought to be enforced. No waiver by any party to this letter of any breach of any of the covenants, agreements, or undertakings contained in this letter will be construed as a waiver of any succeeding breach of the same or of any other covenant, agreement, or undertaking, nor will any such waiver affect the right of any party to this letter to require the strict performance thereof on a subsequent occasion.

      13. The Plan and this letter constitute the entire agreement and understanding between the parties with respect to the matters described herein and supersede all prior and/or contemporaneous agreements and understandings, oral or written, between the parties with respect to such subject matter.

      Any questions regarding this letter or the terms and conditions of the Plan may be directed to Jack J. Kogut, the Company's Senior Vice President and Chief Financial Officer.

                                                 NORTHFIELD LABORATORIES INC.


                                                 BY
                                                    ----------------------------
                                                       COMPENSATION COMMITTEE


                                    * * * * *

                          AGREEMENT AND ACKNOWLEDGEMENT

      By my signature below, I hereby acknowledge receipt of the Restricted Stock granted on the Grant Date shown above, which has been issued to me under the terms and conditions of the Plan and this award letter. I further acknowledge receipt of a copy of the Plan and agree to comply with all of the terms and conditions of this letter and the Plan. I also agree to accept as binding, conclusive and final all decisions or interpretation of the Company's Board of Directors upon any questions arising with respect to this Restricted Stock award.

      I further acknowledge that I have been advised that I may make an election under Section 83(b) of the Code to be taxed on the fair market value of the Restricted Stock determined as of the Grant Date, rather than as of the date or dates on which the Restricted Stock vests. After consulting with my personal tax and financial advisors, I have determined that (please indicate as applicable):

      [ ] I intend to make a Section 83(b) election; or

      [ ] I do not intend to make a Section 83(b) election.

      If I have indicated above that I intend to make a Section 83(b) election with respect to the Restricted Stock, I acknowledge that I will be subject to income tax at ordinary income tax rates on the fair market value of the Restricted Stock on the Grant Date, and that it is my individual responsibility to complete and file an election form with the Internal Revenue Service within 30 days after the Grant Date and to pay all taxes that are due with respect to the grant to me of the Restricted Stock. I UNDERSTAND THAT THE COMPANY DOES NOT HAVE ANY RESPONSIBILITY FOR MAKING THIS FILING OR PAYING THESE TAXES ON MY BEHALF.

      If I have indicated above that I do not intend to make a Section 83(b) election, I understand that I will be subject to income tax at ordinary income tax rates on the fair market value of the Restricted Stock on the date or dates on which the Restricted Stock vests. I understand that the fair market value of the Restricted Stock on the date or dates it vests may be substantially higher than the fair market value of the Restricted Stock on the Grant Date and that, as a result, my income tax liability may be substantially greater than if I had decided to make a Section 83(b) election. I ACKNOWLEDGE THAT THE COMPANY DOES NOT HAVE ANY RESPONSIBILITY FOR PAYING THESE TAXES ON MY BEHALF OR COMPENSATING ME FOR ANY SUCH ADDITIONAL TAX LIABILITY.



SIGNATURE:                                         DATE:
          -----------------------------------           ------------------------




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                                    EXHIBIT A

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

      The undersigned taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, in connection with the receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows.

                                          TAXPAYER
                                          --------
         NAME:
                                 --------------------------
         ADDRESS:
                                 --------------------------

                                 --------------------------
         IDENTIFICATION NO.:
                                 --------------------------
         TAXABLE YEAR:           CALENDAR YEAR
                                              -------------

2. The property with respect to which the election is made is described as follows:

            _____ shares of Common Stock (the "Restricted Stock") of Northfield Laboratories Inc., a Delaware corporation (the "Company").

3.    The date on which the property was transferred is: ______________________.

4.    The property is subject to the following restrictions:

      The shares of Restricted Stock vest as follows: subject to taxpayer continuing to be employed by the Company, 50% of the shares will vest on the first anniversary of the date on which the property was transferred and 100% will vest on the second anniversary of the date on which the property was transferred.

      Unvested shares of Restricted Stock will be forfeited and will revert to the Company upon termination of taxpayer's status as an employee of the Company for any reason other than death, disability or retirement at or after attaining normal retirement age.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $________ per share or $____ in the aggregate.

6.    No amount was paid by taxpayer for such property.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above described property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.



DATED:
      ------------------------------          ----------------------------------
                                              TAXPAYER